UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 30, 2022

(Date of earliest event reported)

RING ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Hughes Landing Blvd. Suite 900 The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

(281) 397-3699

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in its Current Report on Form 8-K filed on September 6, 2022 (the “Prior 8-K”) with the United States Securities and Exchange Commission (the “SEC”), on August 31, 2022, Ring Energy, Inc. (the “Company”), as buyer, and Stronghold Energy II Operating, LLC, a Delaware limited liability company (“Stronghold OpCo”), and Stronghold Energy II Royalties, LP, a Delaware limited partnership (“Stronghold RoyaltyCo”, together with Stronghold OpCo, collectively, “Stronghold”), as seller, consummated the transactions contemplated in that certain Purchase and Sale Agreement dated July 1, 2022, by and among the Company and Stronghold (the “Purchase Agreement”) that was previously reported on Form 8-K filed on July 8, 2022 with the SEC (the “Stronghold Acquisition”).

The Company is filing this amendment to the Prior 8-K for the purpose of providing (i) the audited consolidated financial statements of Stronghold as of and for the years ended December 31, 2021 and 2020, (ii) the unaudited interim consolidated financial statements of Stronghold as of and for the three and six months ended June 30, 2022 and 2021, and (iii) the unaudited pro forma financial information giving effect to the Stronghold Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Audited consolidated financial statements of Stronghold Energy II Holdings, LLC for the years ended December 31, 2021 and 2020 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Unaudited interim consolidated financial statements of Stronghold Energy II Holdings, LLC as of and for the three and six months ended June 30, 2022 and 2021 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2022 and the unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2021 and the six months ended June 30, 2022 are attached hereto as Exhibit 99.3 and incorporated herein by reference. These unaudited pro forma financial statements give effect to the Stronghold Acquisition on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K/A:

Exhibit No.	Description
23.1	Consent of KPMG LLP
99.1	Audited consolidated financial statements of Stronghold Energy II Holdings, LLC for the years ended December 31, 2021 and 2020.
99.2	Unaudited interim consolidated financial statements of Stronghold Energy II Holdings, LLC as of and for the three and six months ended June 30, 2022.
99.3	Unaudited pro forma condensed combined balance sheet of Ring Energy, Inc. as of June 30, 2022 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2021 and the six months ended June 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RING ENERGY, INC.

Date:	September 9, 2022	By:	/s/ Travis T. Thomas
Travis T. Thomas
Chief Financial Officer